The Custodian Agreement dated September 28, 1987, as amended, between State Street Bank and Trust Company and T. Rowe Price Funds

PAGE 1
                            CUSTODIAN CONTRACT
                                  Between
                    STATE STREET BANK AND TRUST COMPANY
                                    and
                       EACH OF THE PARTIES INDICATED
                               ON APPENDIX A
                         DATED: SEPTEMBER 28, 1987


FRF 07/87

PAGE 2
                             TABLE OF CONTENTS

1.  Employment of Custodian and Property to be Held By It. . . 1
2.  Duties of the Custodian with Respect to Property of the Fund
      Held by the Custodian in the United States.. . . . . . . 2
    2.1  Holding Securities. . . . . . . . . . . . . . . . . . 2
    2.2  Delivery of Securities. . . . . . . . . . . . . . . . 2
         1)   Sale . . . . . . . . . . . . . . . . . . . . . . 2
         2)   Repurchase Agreement . . . . . . . . . . . . . . 2
         3)   Securities System. . . . . . . . . . . . . . . . 3
         4)   Tender Offer . . . . . . . . . . . . . . . . . . 3
         5)   Redemption by Issuer . . . . . . . . . . . . . . 3
         6)   Transfer to Issuer, Nominee, Exchange. . . . . . 3
         7)   Sale to Broker . . . . . . . . . . . . . . . . . 3
         8)   Exchange or Conversion . . . . . . . . . . . . . 4
         9)   Warrants, Rights . . . . . . . . . . . . . . . . 4
         10)  Loans of Securities. . . . . . . . . . . . . . . 4
         11)  Borrowings . . . . . . . . . . . . . . . . . . . 4
         12)  Options. . . . . . . . . . . . . . . . . . . . . 5
         13)  Futures. . . . . . . . . . . . . . . . . . . . . 5
         14)  In-Kind Distributions. . . . . . . . . . . . . . 5
         15)  Miscellaneous. . . . . . . . . . . . . . . . . . 5
         16)  Type of Payment. . . . . . . . . . . . . . . . . 6
    2.3  Registration of Securities. . . . . . . . . . . . . . 6
    2.4  Bank Accounts . . . . . . . . . . . . . . . . . . . . 7
    2.5  Sale of Shares and Availability of Federal Funds. . . 7
    2.6  Collection of Income, Dividends . . . . . . . . . . . 7
    2.7  Payment of Fund Monies. . . . . . . . . . . . . . . . 8
         1)   Purchases. . . . . . . . . . . . . . . . . . . . 8
         2)   Exchanges. . . . . . . . . . . . . . . . . . . . 9
         3)   Redemptions. . . . . . . . . . . . . . . . . . . 9
         4)   Expense and Liability. . . . . . . . . . . . . . 9
         5)   Dividends. . . . . . . . . . . . . . . . . . . . 9
         6)   Short Sale Dividend. . . . . . . . . . . . . . .10
         7)   Loan . . . . . . . . . . . . . . . . . . . . . .10
         8)   Miscellaneous. . . . . . . . . . . . . . . . . .10
    2.8  Liability for Payment in Advance of Receipt of
           Securities Purchased. . . . . . . . . . . . . . . .10
    2.9  Appointment of Agents . . . . . . . . . . . . . . . .10
    2.10 Deposit of Securities in Securities System. . . . . .10
         1)   Account of Custodian . . . . . . . . . . . . . .11
         2)   Records. . . . . . . . . . . . . . . . . . . . .11
         3)   Payment of Fund Monies, Delivery of
                Securities . . . . . . . . . . . . . . . . . .11
         4)   Reports. . . . . . . . . . . . . . . . . . . . .12
         5)   Annual Certificate . . . . . . . . . . . . . . .12
         6)   Indemnification. . . . . . . . . . . . . . . . .12
    2.11 Fund Assets Held in the Custodian's Direct Paper
           System. . . . . . . . . . . . . . . . . . . . . . .13

PAGE 3
    2.12 Segregated Account. . . . . . . . . . . . . . . . . .14
    2.13 Ownership Certificates for Tax Purposes . . . . . . .15
    2.14 Proxies . . . . . . . . . . . . . . . . . . . . . . .15
    2.15 Communications Relating to Fund Portfolio
           Securities. . . . . . . . . . . . . . . . . . . . .15
    2.16 Reports to Fund by Independent Public
           Accountants . . . . . . . . . . . . . . . . . . . .16
3.  Duties of the Custodian with Respect to Property
      of the Fund Held Outside of the United States. . . . . .16
    3.1  Appointment of Foreign Sub-Custodians . . . . . . . .16
    3.2  Assets to be Held . . . . . . . . . . . . . . . . . .17
    3.3  Foreign Securities Depositories . . . . . . . . . . .17
    3.4  Segregation of Securities . . . . . . . . . . . . . .17
    3.5  Access of Independent Accountants of the Fund . . . .17
    3.6  Reports by Custodian. . . . . . . . . . . . . . . . .18
    3.7  Transactions in Foreign Assets of the Fund. . . . . .18
    3.8  Responsibility of Custodian, Sub-Custodian and
           Fund. . . . . . . . . . . . . . . . . . . . . . . .18
    3.9  Monitoring Responsibilities . . . . . . . . . . . . .19
    3.10 Branches of U.S. Banks. . . . . . . . . . . . . . . .19
4.  Payments for Repurchases or Redemptions and Sales of
      Shares of the Fund . . . . . . . . . . . . . . . . . . .19
5.  Proper Instructions. . . . . . . . . . . . . . . . . . . .20
6.  Actions Permitted Without Express Authority. . . . . . . .21
7.  Evidence of Authority, Reliance on Documents . . . . . . .21
8.  Duties of Custodian with Respect to the Books of
      Account and Calculations of Net Asset Value and
      Net Income . . . . . . . . . . . . . . . . . . . . . . .22
9.  Records, Inventory . . . . . . . . . . . . . . . . . . . .22
10. Opinion of Fund's Independent Accountant . . . . . . . . .23
11. Compensation of Custodian. . . . . . . . . . . . . . . . .23
12. Responsibility of Custodian. . . . . . . . . . . . . . . .23
13. Effective Period, Termination and Amendment. . . . . . . .25
14. Successor Custodian. . . . . . . . . . . . . . . . . . . .26
15. Interpretive and Additional Provisions . . . . . . . . . .28
16. Notice . . . . . . . . . . . . . . . . . . . . . . . . . .28
17. Bond . . . . . . . . . . . . . . . . . . . . . . . . . . .28
18. Confidentiality. . . . . . . . . . . . . . . . . . . . . .29
19. Exemption from Liens . . . . . . . . . . . . . . . . . . .29
20. Massachusetts Law to Apply . . . . . . . . . . . . . . . .29
21. Prior Contracts. . . . . . . . . . . . . . . . . . . . . .29
22. The Parties. . . . . . . . . . . . . . . . . . . . . . . .30
23. Governing Documents. . . . . . . . . . . . . . . . . . . .30
24. Subcustodian Agreement . . . . . . . . . . . . . . . . . .30
25. Directors and Trustees . . . . . . . . . . . . . . . . . .30
26. Massachusetts Business Trust . . . . . . . . . . . . . . .30
27. Successors of Parties. . . . . . . . . . . . . . . . . . .31

PAGE 4
                            CUSTODIAN CONTRACT

    This Contract by and between State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110 (hereinafter called the "Custodian"), and each fund which is listed on Appendix A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Contract (each such fund individually hereinafter called the "Fund," whose definition may be found in Section 22),
    WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:
1.  Employment of Custodian and Property to be Held by It
    The Fund hereby employs the Custodian as the custodian of its assets, including securities it desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the Governing Documents of the Fund.
The Fund agrees to deliver to the Custodian all securities and cash now or hereafter owned or acquired by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock ("Shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.
    With respect to domestic securities, upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors/Trustees of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian, and further provided that the Custodian shall not release the sub-custodian from any responsibility or liability unless mutually agreed upon by the parties in writing. With respect to foreign securities and other assets of the Fund held outside the United States, the Custodian shall employ Chase Manhattan Bank, N.A., as a sub-custodian for the Fund in accordance with the provisions of Article 3.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States
         2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all
PAGE 5
         non-cash property, to be held by it in the United States, including all domestic securities owned by the Fund, other than (a) securities which are maintained pursuant to Section
         2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System," and (b) commercial paper of an issuer for which the Custodian acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to
         Section 2.11.
         2.2 Delivery of Securities. The Custodian shall release and deliver domestic securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by mutual agreement of the parties, and only in the following cases:
              1) Sale. Upon sale of such securities for the account of the Fund and receipt of payment therefor;
              2) Repurchase Agreement. Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;
              3) Securities System. In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.10 hereof;
              4) Tender Offer. To the depository agent or other receiving agent in connection with tender or other similar offers for portfolio securities of the Fund;
              5) Redemption by Issuer. To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;
              6) Transfer to Issuer, Nominee. Exchange. To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units and bearing the same

PAGE 6
                   interest rate, maturity date and call provisions, if any; provided that, in any such case, the new securities are to be delivered to the Custodian;
              7) Sale to Broker or Dealer. Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent or dealer, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's failure to act in accordance with its duties as set forth in
                   Section 12.
              8) Exchange or Conversion. For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization, split-up of shares, change of par value or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;
              9) Warrants, Rights. In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;
              10) Loans of Securities. For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash, obligations issued by the United States government, its agencies or instrumentalities, or such other property as mutually agreed by the parties, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral, unless the Custodian fails to act in

PAGE 7
                   accordance with its duties set forth in
                   Article 12;

              11) Borrowings. For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed, except where additional collateral is required to secure a borrowing already made, subject to Proper Instructions, further securities may be released for that purpose;
              12) Options. For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation, any registered national securities exchange, any similar organization or organizations, or the Investment Company Act of 1940, regarding escrow or other arrangements in connection with transactions by the Fund;
              13) Futures. For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, any similar organization or organizations, or the Investment Company Act of 1940, regarding account deposits in connection with transactions by the Fund;
              14)  In-Kind Distributions.  Upon receipt of
                   instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective prospectus and statement of additional information ("prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption;
              15) Miscellaneous. For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors/Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an

PAGE 8
                   Assistant Secretary, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made; and
              16) Type of Payment. In any or all of the above cases, payments to the Fund shall be made in cash, by a certified check upon or a treasurer's or cashier's check of a bank, by effective bank wire transfer through the Federal Reserve Wire System or, if appropriate, outside of the Federal Reserve Wire System and subsequent credit to the Fund's Custodian account, or, in case of delivery through a stock clearing company, by book-entry credit by the stock clearing company in accordance with the then current street custom, or such other form of payment as may be mutually agreed by the parties, in all such cases collected funds to be promptly credited to the Fund.
         2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form.
         2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited for the Fund's credit in the Banking Department of the Custodian or in such other banks or trust companies as the Custodian may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company

PAGE 9
         Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors/Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.
         2.5 Sale of Shares and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.
         2.6 Collection of Income, Dividends. The Custodian shall collect on a timely basis all income and other payments with respect to United States registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to United States bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income or other payments, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. The Custodian will also receive and collect all stock dividends, rights and other items of like nature as and when they become due or payable. Income due the Fund on United States securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.
         2.7 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by mutual agreement of the parties, the Custodian shall pay out monies of the Fund in the following cases only:
              1) Purchases. Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such

PAGE 10
                   securities, or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose in accordance with
                   Section 2.9 hereof) registered in the name of the Fund or in the name of a nominee of the Fund or of the Custodian referred to in Section 2.3 hereof or in other proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.10 hereof or (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in
                   Section 2.11; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund. All coupon bonds accepted by the Custodian shall have the coupons attached or shall be accompanied by a check payable on coupon payable date for the interest due on such date.
              2) Exchanges. In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;
              3) Redemptions. For the redemption or repurchase of Shares issued by the Fund as set forth in Article 4 hereof;
              4) Expense and Liability. For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;
PAGE 11
              5) Dividends. For the payment of any dividends or other distributions to shareholders declared pursuant to the Governing Documents of the Fund;
              6) Short Sale Dividend. For payment of the amount of dividends received in respect of securities sold short;
              7) Loan. For repayment of a loan upon redelivery of pledged securities and upon surrender of the note(s), if any, evidencing the loan;
              8) Miscellaneous. For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors/Trustees or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.
         2.8 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.
         2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company, which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.
         2.10 Deposit of Securities in Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and

PAGE 12
         regulations, if any, and subject to the following provisions:
              1) Account of Custodian. The Custodian may keep domestic securities of the Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;
              2) Records. The records of the Custodian, with respect to domestic securities of the Fund which are maintained in a Securities System, shall identify by book-entry those securities belonging to the Fund;
              3) Payment of Fund Monies, Delivery of Securities. Subject to Section 2.7, the Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. Subject to Section 2.2, the Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund;
              4) Reports. The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the Securities System, and further agrees to provide the Fund with copies of any documentation it has relating

PAGE 13
                   to its arrangements with the Securities Systems as set forth in this Agreement or as otherwise required by the Securities and Exchange Commission;
              5) Annual Certificate. The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 13 hereof;
              6) Indemnification. Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or expense, including reasonable attorneys fees, or damage to the Fund resulting from use of the Securities System by reason of any failure by the Custodian or any of its agents or of any of its or their employees or agents or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss, expense or damage if and to the extent that the Fund has not been made whole for any such loss, expense or damage.
         2.11 Fund Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:
              1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;
              2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;
              3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;
              4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon

PAGE 14
                   the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;
              5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Securities System for the account of the Fund;

              6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time;
         2.12 Segregated Account. The Custodian shall, upon receipt of Proper Instructions, which may be of a continuing nature where deemed appropriate by mutual agreement of the parties, establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release, rule or policy, of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors/Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated

PAGE 15
         account and declaring such purposes to be proper corporate purposes.
         2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of such securities.
         2.14 Proxies. If the securities are registered other than in the name of the Fund or a nominee of the Fund, the Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.
         2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund by the Custodian, an agent appointed under Section 2.9, or sub-custodian appointed under Section 1. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian, an agent appointed under Section 2.9, or sub-custodian appointed under Section 1 from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian of such desired action at least 72 hours (excluding holidays and weekends) prior to the time such action must be taken under the terms of the tender, exchange offer, or other similar transaction, and it will be the responsibility of the Custodian to timely transmit to the appropriate person(s) the Fund's notice. Where the Fund does not notify the Custodian of its desired action within the aforesaid 72 hour period, the Custodian shall use its best efforts to timely transmit the Fund's notice to the appropriate person.
         2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public

PAGE 16
         accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including domestic securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies existing or arising since the prior examination would be disclosed by such examination. The reports must describe any material inadequacies disclosed and, if there are no such inadequacies, the reports shall so state.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States
         3.1 Appointment of Foreign Sub-Custodians. The Custodian is authorized and instructed to employ Chase Manhattan Bank, N.A, ("Chase") as sub-custodian for the Fund's securities, cash and other assets maintained outside of the United States ("foreign assets") all as described in the Subcustodian Agreement between the Custodian and Chase.
         Upon receipt of "Proper Instructions", together with a certified resolution of the Fund's Board of Directors/Trustees, the Custodian and the Fund may agree to designate additional proper institutions and foreign securities depositories to act as sub-custodians of the Fund's foreign assets. Upon receipt of Proper Instructions from the Fund, the Custodian shall cease the employment of any one or more of such sub-custodians for maintaining custody of the Fund's foreign assets.
         3.2 Assets to be Held. The Custodian shall limit the foreign assets maintained in the custody of foreign sub-custodians to foreign assets specified under the terms of the Subcustodian Agreement between the Custodian and Chase.
         3.3 Foreign Securities Depositories. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, foreign assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the banking institutions serving as sub-custodians pursuant to the terms hereof.
         3.4 Segregation of Securities. The Custodian shall identify on its books as belonging to the Fund, the foreign assets of the Fund held by Chase and by each foreign sub-custodian.
         3.5 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts (subject to applicable law) to arrange for the independent accountants, officers or other representatives of the Fund

PAGE 17
         or the Custodian to be afforded access to the books and records of Chase and any banking or other institution employed as a sub-custodian for the Fund by Chase or the Custodian insofar as such books and records relate to the performance of Chase or such banking or other institution under any agreement with the Custodian or Chase. Upon request of the Fund, the Custodian shall furnish to the Fund such reports (or portions thereof) of Chase's external auditors as are available to the Custodian and which relate directly to Chase's system of internal accounting controls applicable to Chase's duties as a subcustodian or which relate to the internal accounting controls of any subcustodian employed by Chase with respect to foreign assets of the Fund.

         3.6 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the foreign assets of the Fund held pursuant to the terms of the Subcustodian Agreement between the Custodian and Chase, including but not limited, to an identification of entities having possession of the Fund's foreign assets and advices or notifications of any transfers of foreign assets to or from each custodial account maintained by any sub-custodian on behalf of the Fund indicating, as to foreign assets acquired for the Fund, the identity of the entity having physical possession of such foreign assets.
         3.7 Transactions in Foreign Assets of the Fund. All transactions with respect to the Fund's foreign assets shall be in accordance with, and subject to, the provisions of the Subcustodian Agreement between Chase and the Custodian.
         3.8 Responsibility of Custodian, Sub-Custodian, and Fund. Notwithstanding anything to the contrary in this Custodian Contract, the Custodian shall not be liable to the Fund for any loss, damage, cost, expense, liability or claim arising out of or in connection with the maintenance of custody of the Fund's foreign assets by Chase or by any other banking institution or securities depository employed pursuant to the terms of any Subcustodian Agreement between Chase and the Custodian, except that the Custodian shall be liable for any such loss, damage, cost, expense, liability or claim to the extent provided in the Subcustodian Agreement between Chase and the Custodian or attributable to the failure of the Custodian to exercise the standard of care set forth in
         Article 12 hereof in the performance of its duties under this Contract or such Subcustodian Agreement. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian under the Subcustodian Agreement with respect to any claims arising

PAGE 18
         thereunder against Chase or any other banking institution or securities depository employed by Chase if and to the extent that the Fund has not been made whole therefor. As between the Fund and the Custodian, the Fund shall be solely responsible to assure that the maintenance of foreign securities and cash pursuant to the terms of the Subcustodian Agreement complies with all applicable rules, regulations, interpretations and orders of the Securities and Exchange Commission, and the Custodian assumes no responsibility and makes no representations as to such compliance.
         3.9 Monitoring Responsibilities. With respect to the Fund's foreign assets, the Custodian shall furnish annually to the Fund, during the month of June, information concerning the sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a sub-custodian.
         3.10 Branches of U.S. Banks. Except as otherwise set forth in this Contract, the provisions of this Article 3 shall not apply where the custody of the Fund's assets is maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 which meets the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Section 1 of this Contract.
4. Payments for Repurchases or Redemptions and Sales of Shares of the Fund
         From such funds as may be available for the purpose but subject to the limitations of the Governing Documents of the Fund and any applicable votes of the Board of Directors/Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer
Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholder. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.
PAGE 19
         The Custodian shall receive from the distributor for the Fund's Shares or from the Transfer Agent of the Fund and deposit as received into the Fund's account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund and the Transfer Agent of any receipt by it of payments for Shares of the Fund.
5.       Proper Instructions
         Proper Instructions as used herein means a writing signed or initialled by one or more person or persons as the Board of Directors/Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested, or shall be a blanket instruction authorizing specific transactions of a repeated or routine nature. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors/Trustees of the Fund accompanied by a detailed description of procedures approved by the Board of Directors/Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors/Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.
6.  Actions Permitted without Express Authority
         The Custodian may in its discretion, without express authority from the Fund:
              1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;
              2) surrender securities in temporary form for securities in definitive form;
              3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments on the same day as received; and
              4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors/Trustees of the Fund.
PAGE 20
7.       Evidence of Authority, Reliance on Documents
         The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably and in good faith believed by it to be genuine and to have been properly executed by or on behalf of the Fund in accordance with Article 5 hereof. The Custodian may receive and accept a certified copy of a vote of the Board of Directors/Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or
(b) of any determination or of any action by the Board of Directors/Trustees pursuant to the Governing Documents of the Fund as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary. So long as and to the extent that it is in the exercise of the standard of care set forth in
Article 12 hereof, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties.
8. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income
         The Custodian shall cooperate with and supply necessary information to the person or persons appointed by the Board of Directors/Trustees of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times and in the manner described from time to time in the Fund's currently effective prospectus.
9.       Records, Inventory
         The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to
Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the PAGE 21
Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection and audit by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission, and, in the event of termination of this Agreement, will be delivered in accordance with Section 14 hereof. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. The Custodian shall conduct a periodic inventory of all securities and other property subject to this Agreement and provide to the Fund a periodic reconciliation of the vaulted position of the Fund to the appraised position of the Fund. The Custodian will promptly report to the Fund the results of the reconciliation, indicating any shortages or discrepancies uncovered thereby, and take appropriate action to remedy any such shortages or discrepancies.

10.      Opinion of Fund's Independent Accountant
         The Custodian shall cooperate with the Fund's independent public accountants in connection with the annual and other audits of the books and records of the Fund and take all reasonable action, as the Fund may from time to time request, to provide from year to year the necessary information to such accountants for the expression of their opinion without any qualification as to the scope of their examination, including but not limited to, any opinion in connection with the preparation of the Fund's Form N-lA, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.
11.      Compensation of Custodian
         The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.
12.      Responsibility of Custodian
         Notwithstanding anything to the contrary in this Agreement, the Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence.
In order for the indemnification provision contained in this Section to apply, it is understood that if in any case the Fund may be asked to indemnify or save the Custodian harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Custodian will use all reasonable care to identify and notify the Fund promptly concerning any situation

PAGE 22
which presents or appears likely to present the probability of such a claim for indemnification against the Fund. The Fund, shall have the option to defend the Custodian against any claim which may be the subject of this indemnification, and in the event that the Fund so elects, it will so notify the Custodian, and thereupon the Fund shall take over complete defense of the claim and the Custodian shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Section. The Custodian shall in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify the Custodian except with the Fund's prior written consent. Nothing herein shall be construed to limit any right or cause of action on the part of the Custodian under this Contract which is independent of any right or cause of action on the part of the Fund. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund or such other counsel as may be agreed to by the parties) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate Agreement entered into between the Custodian and the Fund.
         If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.
         If the Fund requires the Custodian to advance cash or securities for any purpose or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's assets to the extent necessary to obtain reimbursement, provided that the Custodian gives the Fund reasonable notice to repay such cash or securities advanced, however, such notice shall not preclude the Custodian's right to assert any lien under this provision.
13.      Effective Period, Termination and Amendment
         This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as

PAGE 23
hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing in the case of a termination by the Fund, and not sooner than 180 days after the date of such delivery or mailing in the case of a termination by the Custodian; provided, however that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors/Trustees of the Fund has approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Directors/Trustees has reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company
Act of 1940, as amended and that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors/Trustees has approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Directors/Trustees has reviewed the use by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Governing Documents of the Fund, and further provided, that the Fund may at any time by action of its Board of Directors/Trustees
(i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
         Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements, provided that the Custodian shall not incur any costs, expenses or disbursements specifically in connection with such termination unless it has received prior approval from the Fund, which approval shall not be unreasonably withheld.
14.      Successor Custodian
         If a successor custodian shall be appointed by the Board of Directors/Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities, funds and other properties then held by it hereunder

PAGE 24
and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System. The Custodian shall also use its best efforts to assure that the successor custodian will continue any subcustodian agreement entered into by the Custodian and any subcustodian on behalf of the Fund.

         If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors/Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

         In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors/Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

         In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Directors/Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect. If while this Contract is in force the Fund shall be liquidated pursuant to law, the Custodian shall distribute, either in cash or (if the Fund so orders) in the portfolio securities and other assets of the Fund, pro rata among the holders of shares of the Fund as certified by the Transfer Agent, the property of the Fund which remains after paying or satisfying all expenses and liabilities of the Fund.
Section 12 hereof shall survive any termination of this Contract.

PAGE 25
15.      Interpretive and Additional Provisions
         In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Governing Documents of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

16.      Notice
         Any notice shall be sufficiently given when sent by registered or certified mail, or by such other means as the parties shall agree, to the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party.
17.      Bond
         The Custodian shall, at all times, maintain a bond in such form and amount as is acceptable to the Fund which shall be issued by a reputable fidelity insurance company authorized to do business in the place where such bond is issued against larceny and embezzlement, covering each officer and employee of the Custodian who may, singly or jointly with others, have access to securities or funds of the Fund, either directly or through authority to receive and carry out any certificate instruction, order request, note or other instrument required or permitted by this Agreement. The Custodian agrees that it shall not cancel, terminate or modify such bond insofar as it adversely affects the Fund except after written notice given to the Fund not less than 10 days prior to the effective date of such cancellation, termination or modification. The Custodian shall furnish to the Fund a copy of each such bond and each amendment thereto.
18.      Confidentiality
         The Custodian agrees to treat all records and other information relative to the Fund and its prior, present or future shareholders as confidential, and the Custodian, on behalf of itself and its employees, agrees to keep confidential all such information except, after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

PAGE 26
19.      Exemption from Liens
         The securities and other assets held by the Custodian for the Fund shall be subject to no lien or charge of any kind in favor of the Custodian or any person claiming through the Custodian, but nothing herein shall be deemed to deprive the Custodian of its right to invoke any and all remedies available at law or equity to collect amounts due it under this Agreement. Neither the Custodian nor any sub-custodian appointed pursuant to
Section 1 hereof shall have any power or authority to assign, hypothecate, pledge or otherwise dispose of any securities held by it for the Fund, except upon the direction of the Fund, duly given as herein provided, and only for the account of the Fund.
20.      Massachusetts Law to Apply
         This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.
21.      Prior Contracts
         Without derogating any of the rights established by such contracts, this Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.
22.      The Parties
         All references herein to "the Fund" are to each of the funds listed on Appendix A individually, as if this Contract were between such individual fund and the Custodian. In the case of a series fund or trust, all references to "the Fund" are to the individual series or portfolio of such fund or trust, or to such fund or trust on behalf of the individual series or portfolio, as appropriate. Any reference in this Contract to "the parties" shall mean the Custodian and such other individual Fund as to which the matter pertains.
23.      Governing Documents.
         The term "Governing Documents" means the Articles of Incorporation, Agreement of Trust, By-Laws and Registration
Statement filed under the Securities Act of 1933, as amended from time to time.
24.      Subcustodian Agreement.
         Reference to the "Subcustodian Agreement" between the Custodian and Chase shall mean any such agreement which shall be in effect from time to time between Chase and the Custodian with respect to foreign assets of the Fund.
25.      Directors and Trustees.
         It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.
26.      Massachusetts Business Trust
         With respect to any Fund which is a party to this Contract and which is organized as a Massachusetts business trust, the term Fund means and refers to the trustees from time to time

PAGE 27
serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Contract has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in its Declaration of Trust.
27.      Successors of Parties.
         This Contract shall be binding on and shall inure to the benefit of the Fund and the Custodian and their respective successors.

              IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the dates indicated below.

DATED:   September 28, 1987
              __________________


                               STATE STREET BANK AND TRUST COMPANY

ATTEST:

/s/Kathleen M. Kubit           /s/Charles Cassidy
_____________________      By: ___________________________
Assistant Secretary            Vice President

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Stock Fund

PAGE 28
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 New York Tax-Free Money Fund

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 New York Tax-Free Bond Fund

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

PAGE 29
DATED:   September 28, 1987
         ___________________

ATTEST:

/s/Nancy J. Wortman               /s/Carmen F. Deyesu
_______________________      By:  _____________________________

PAGE 30
                                Appendix A

    The following Funds are parties to this Agreement and have so indicated their intention to be bound by such Agreement by executing the Agreement on the dates indicated thereon.

    T. Rowe Price California Tax-Free Income Trust on behalf of the
       California Tax-Free Bond Fund and
       California Tax-Free Money Fund
    T. Rowe Price Capital Appreciation Fund
    T. Rowe Price Equity Income Fund
    T. Rowe Price GNMA Fund
    T. Rowe Price Growth & Income Fund, Inc.
    T. Rowe Price Growth Stock Fund, Inc.
    T. Rowe Price High Yield Fund, Inc.
    T. Rowe Price Institutional Trust on behalf of the
       Tax-Exempt Reserve Portfolio

    T. Rowe Price International Trust on behalf of the
       T. Rowe Price International Bond Fund and
       T. Rowe Price International Stock Fund
    T. Rowe Price New America Growth Fund
    T. Rowe Price New Era Fund, Inc.
    T. Rowe Price New Horizons Fund, Inc.
    T. Rowe Price New Income Fund, Inc.
    T. Rowe Price Prime Reserve Fund, Inc.
    T. Rowe Price Science & Technology Fund, Inc.
    T. Rowe Price Short-Term Bond Fund, Inc.
    T. Rowe Price State Tax-Free Income Trust on behalf of the Maryland Tax-Free Bond Fund,
       New York Tax-Free Bond Fund and
       New York Tax-Free Money Fund
    T. Rowe Price Tax-Exempt Money Fund, Inc.
    T. Rowe Price Tax-Free High Yield Fund, Inc.
    T. Rowe Price Tax-Free Income Fund, Inc.
    T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
    T. Rowe Price U.S. Treasury Money Fund, Inc.
PAGE 31
               AMENDMENT NO. 1 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

    THIS AGREEMENT, made as of this 24th day of June, 1988, by and between: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price International Trust, T. Rowe Price U.S. Treasury Money Fund, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price Institutional Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., (hereinafter together called the "Funds" and individually "Fund") and State Street Bank and Trust Company, a Massachusetts trust,

                           W I T N E S S E T H:

    It is mutually agreed that the Custodian Contract made by the parties on the 28th day of September, 1987, is hereby amended by adding thereto the T. Rowe Price Small-Cap Value Fund, Inc.


           T. ROWE PRICE GROWTH STOCK FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE NEW HORIZONS FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE NEW ERA FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

PAGE 32
           (SIGNATURES CONTINUED)

           T. ROWE PRICE NEW INCOME FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE PRIME RESERVE FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE INTERNATIONAL TRUST
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.
           /s/Henry H.Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE GROWTH & INCOME FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE SHORT-TERM BOND FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE TAX-FREE INCOME FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

PAGE 33
           (SIGNATURES CONTINUED)

           T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE
                FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE HIGH YIELD FUND, INC.
           /s/ Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE NEW AMERICA GROWTH FUND
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE EQUITY INCOME FUND
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE GNMA FUND
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE CAPITAL APPRECIATION FUND
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

PAGE 34
           (SIGNATURES CONTINUED)

           T. ROWE PRICE INSTITUTIONAL TRUST
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE STATE TAX-FREE INCOME TRUST
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE CALIFORNIA TAX-FREE INCOME
                TRUST
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE SCIENCE & TECHNOLOGY
                FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
           /s/Henry H. Hopkins
           ______________________________________________
           By: Henry H. Hopkins
           Vice President

           STATE STREET BANK AND TRUST COMPANY
           /s/William Blackwell
           ______________________________________________
           By:

PAGE 35
               AMENDMENT NO. 2 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 19, 1988, by adding thereto the T. Rowe Price International Discovery Fund, Inc., a separate series of T. Rowe Price International Trust.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND


PAGE 36
             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             /s/Henry H. Hopkins
             ______________________________________________
             By: Henry H. Hopkins
             Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Guy R. Sturgeon
             ______________________________________________
             By:

PAGE 37
               AMENDMENT NO. 3 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988 and October 19, 1988, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 22, 1989, by adding thereto the T. Rowe Price International Equity Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

PAGE 38
             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             /s/Henry H. Hopkins
             ______________________________________________
             By: Henry H. Hopkins
             Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/K. Donelson
             ______________________________________________
             By:

PAGE 39
               AMENDMENT NO. 4 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988 and February 22, 1989, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 19, 1989, by adding thereto the Institutional International Funds, Inc., on behalf of the Foreign Equity Fund.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND


PAGE 40
             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             /s/Henry H. Hopkins
             ______________________________________________
             By: Henry H. Hopkins
             Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ______________________________________________
             By:

PAGE 41
               AMENDMENT NO. 5 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, and July 19,
1989 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 15, 1989, by adding thereto the T. Rowe Price U.S. Treasury Funds, Inc., on behalf of the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

PAGE 42
             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund

             /s/Henry H. Hopkins
             ____________________________________
             By: Henry H. Hopkins
             Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ____________________________________
             By:

PAGE 43
               AMENDMENT NO. 6 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989
and September 15, 1989, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of December 15, 1989, by restating
Section 2.15 as follows:

2.15 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund by the Custodian, an agent appointed under Section 2.9, or sub-custodian appointed under Section 1. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian, an agent appointed under Section 2.9, or sub-custodian appointed under Section 1 from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian of such desired action at least 48 hours (excluding holidays and weekends) prior to the time such action must be taken under the terms of the tender, exchange offer, or other similar transaction, and it will be the responsibility of the Custodian to timely transmit to the appropriate person(s) the Fund's notice. Where the Fund does not notify the custodian of its desired action within the aforesaid 48 hour period, the Custodian shall use its best efforts to timely transmit the Fund's notice to the appropriate person. It is expressly noted that the parties may negotiate and agree to alternative procedures with respect to such 48 hour notice period on a selective and individual basis.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.
PAGE 44
             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

PAGE 45
             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U. S. TREASURY FUNDS, INC.
                 U. S. Treasury Intermediate Fund
                 U. S. Treasury Long-Term Fund

             /s/Carmen F. Deyesu
             _________________________________________
               By: Carmen F. Deyesu,
                   Treasurer

               STATE STREET BANK AND TRUST COMPANY

               /s/ E. D. Hawkes, Jr.
               _________________________________________
               By: E. D. Hawkes, Jr.
                   Vice President

PAGE 46
Amendment No. 7 filed on Form SE January 25, 1990 with
International Trust (CIK 313212) Post Effective Amendment No. 17.

PAGE 47
               AMENDMENT NO. 8 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, and December 20, 1989, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of January 25, 1990, by adding thereto the T. Rowe Price European Stock Fund, a separate series of T. Rowe Price International Trust.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

PAGE 48
             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins
             Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             _________________________________________
             By:

PAGE 49
               AMENDMENT NO. 9 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
and January 25, 1990 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 21, 1990, by adding thereto the
T. Rowe Price Index Trust, Inc., on behalf of the T. Rowe Price
Equity Index Fund.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

PAGE 50
             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

                  /s/Henry H. Hopkins
                  _____________________________________
                  By:  Henry H. Hopkins
                       Vice President


                  STATE STREET BANK AND TRUST COMPANY

                  /s/
                  ______________________________________
                  By:

PAGE 51
              AMENDMENT NO. 10 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of June 12, 1990, by adding thereto the T. Rowe Price Spectrum Fund, Inc., on behalf of the Spectrum Growth Fund and the Spectrum Income Fund.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL TRUST
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund

             T. ROWE PRICE U.S. TREASURY MONEY FUND, INC.

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND
PAGE 52
             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

                  /s/Henry H. Hopkins
                  _____________________________________
                  By: Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY

                  /s/
                  ______________________________________
                  By:

PAGE 53
              AMENDMENT NO. 11 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, and June 12, 1990 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 18, 1990, by adding thereto the T. Rowe Price New Asia Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

PAGE 54
             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

                  /s/Henry H. Hopkins
                  _____________________________________
                  By: Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY

                  /s/ Guy R. Sturgeon
                  ______________________________________
                  By: Guy R. Sturgeon

PAGE 55
              AMENDMENT NO. 12 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, and July 18,
1990 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 15, 1990, by adding thereto the T. Rowe Price Global Government Bond Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.


PAGE 56
             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE INSTITUTIONAL TRUST
                 Tax-Exempt Reserve Portfolio

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

                  /s/Henry H. Hopkins
                  _____________________________________
                  By:  Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY
                  /s/ Guy R. Sturgeon
                  ______________________________________
                  By:
PAGE 57
              AMENDMENT NO. 13 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, and October 15, 1990, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 13, 1991, by adding thereto the Virginia Tax-Free Bond Fund and New Jersey Tax-Free Bond Fund, two separate series of the T. Rowe Price State Tax-Free Income Trust

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

PAGE 58
             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

                  /s/Henry H. Hopkins
                  _____________________________________
                  By:  Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY

                  /s/ Guy Sturgeon
                  ______________________________________
                  By: Vice President
PAGE 59
              AMENDMENT NO. 14 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, and February 13, 1991, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of March 6, 1991, by adding thereto the T. Rowe Price Balanced Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

PAGE 60
             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

                  /s/Henry H. Hopkins
                  _____________________________________
                  By:  Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY

                  /s/
                  ______________________________________
                  By:
PAGE 61
              AMENDMENT NO. 15 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, and March 6, 1991,
between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 12, 1991, by adding thereto the T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.


PAGE 62
             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S.
                 GOVERNMENT FUND, INC.

                  /s/Henry H. Hopkins
                  _____________________________________
                  By: Henry H. Hopkins, Vice President


PAGE 63
                  STATE STREET BANK AND TRUST COMPANY

                  /s/
                  ______________________________________
                  By:

PAGE 64
              AMENDMENT NO. 16 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

         The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991 and
September 12, 1991, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 6, 1991, by adding thereto the T. Rowe Price Japan Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.


PAGE 65
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC.

PAGE 66
                  /s/Henry H. Hopkins
                  _____________________________________
                  By: Henry H. Hopkins, Vice President

                  STATE STREET BANK AND TRUST COMPANY

                  /s/
                  ______________________________________
                  By:

PAGE 67
              AMENDMENT NO. 17 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

      The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991 and November 6, 1991, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 23, 1992, by adding thereto the T. Rowe Price Mid-Cap Growth Fund, Inc. and T. Rowe Price Short-Term Global Income Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

PAGE 68
             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC.


PAGE 69
             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             /s/Henry H. Hopkins
             _________________________________
             By: Henry H. Hopkins, Vice President

             STATE STREET BANK AND TRUST COMPANY

             /s/
             ____________________________________
             By:

PAGE 70
              AMENDMENT NO. 18 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

      The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, and April 23, 1992, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 2, 1992, by adding thereto the T. Rowe Price OTC Fund, a series of the T. Rowe Price OTC Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

PAGE 71
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC.
PAGE 72

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             /s/Henry H. Hopkins
             __________________________________
             By: Henry H. Hopkins, Vice President

             STATE STREET BANK AND TRUST COMPANY

             /s/
             __________________________________
             By:

PAGE 73
              AMENDMENT NO. 19 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

      The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, and September 2, 1992, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 3, 1992, by adding thereto the T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.
             T. ROWE PRICE NEW HORIZONS FUND, INC.
             T. ROWE PRICE NEW ERA FUND, INC.
             T. ROWE PRICE NEW INCOME FUND, INC.
             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
             T. ROWE PRICE GROWTH & INCOME FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.
             T. ROWE PRICE HIGH YIELD FUND, INC.
PAGE 74
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
             T. ROWE PRICE NEW AMERICA GROWTH FUND
             T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE GNMA FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND
             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund
             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

PAGE 75
             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             _________________________________________
             By:

PAGE 76
              AMENDMENT NO. 20 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, and November 3, 1992, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of December 16, 1992, by adding thereto the T. Rowe Price Dividend Growth Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.
             T. ROWE PRICE NEW HORIZONS FUND, INC.
             T. ROWE PRICE NEW ERA FUND, INC.
             T. ROWE PRICE NEW INCOME FUND, INC.
             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
             T. ROWE PRICE GROWTH & INCOME FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.
             T. ROWE PRICE HIGH YIELD FUND, INC.
PAGE 77
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
             T. ROWE PRICE NEW AMERICA GROWTH FUND
             T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE GNMA FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND
             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

PAGE 78
             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins, Vice President

             STATE STREET BANK AND TRUST COMPANY

             /s/
             _________________________________________
             By:

PAGE 79
              AMENDMENT NO. 21 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, and December 16, 1992, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of December 21, 1992, by adding thereto the Maryland Short-Term Tax-Free Bond Fund, an additional series to the T. Rowe Price State Tax-Free Income Trust.

             T. ROWE PRICE GROWTH STOCK FUND, INC.
             T. ROWE PRICE NEW HORIZONS FUND, INC.
             T. ROWE PRICE NEW ERA FUND, INC.
             T. ROWE PRICE NEW INCOME FUND, INC.
             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
             T. ROWE PRICE GROWTH & INCOME FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

PAGE 80
             T. ROWE PRICE HIGH YIELD FUND, INC.
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
             T. ROWE PRICE NEW AMERICA GROWTH FUND
             T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE GNMA FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND
             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.


PAGE 81
             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             _________________________________________
             By:

PAGE 82
              AMENDMENT NO. 22 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, and December 21, 1992, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of January 28, 1993, by adding thereto the Georgia Tax-Free Bond Fund and the Florida Insured Intermediate Tax-Free Fund, additional series to the T. Rowe Price State Tax-Free Income Trust.

             T. ROWE PRICE GROWTH STOCK FUND, INC.
             T. ROWE PRICE NEW HORIZONS FUND, INC.
             T. ROWE PRICE NEW ERA FUND, INC.
             T. ROWE PRICE NEW INCOME FUND, INC.
             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
             T. ROWE PRICE GROWTH & INCOME FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

PAGE 83
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.
             T. ROWE PRICE HIGH YIELD FUND, INC.
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
             T. ROWE PRICE NEW AMERICA GROWTH FUND
             T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE GNMA FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND
             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

PAGE 84
             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins, Vice President

             STATE STREET BANK AND TRUST COMPANY

             /s/
             _________________________________________
             By:

PAGE 85
              AMENDMENT NO. 23 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
and January 28, 1993, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 22, 1993, by adding thereto the T. Rowe Price Blue Chip Growth Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.
             T. ROWE PRICE NEW HORIZONS FUND, INC.
             T. ROWE PRICE NEW ERA FUND, INC.
             T. ROWE PRICE NEW INCOME FUND, INC.
             T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
             T. ROWE PRICE GROWTH & INCOME FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

PAGE 86
             T. ROWE PRICE HIGH YIELD FUND, INC.
             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
             T. ROWE PRICE NEW AMERICA GROWTH FUND
             T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE GNMA FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND
             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

PAGE 87
             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             /s/Henry H. Hopkins
             _________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             __________________________________________
             By:

PAGE 88
              AMENDMENT NO. 24 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 16, 1993, by adding thereto the T. Rowe Price Summit Funds, Inc. and T. Rowe Price Summit Municipal Funds, Inc.

    Notwithstanding anything to the contrary herein, it is understood that the T. Rowe Price Summit Funds, Inc. and T. Rowe Price Summit Municipal Funds, Inc. (collectively referred to as the "Funds") shall not be responsible for paying any of the fees or expenses set forth herein but that, in accordance with the Investment Management Agreement, dated September 16, 1993, between the Funds and T. Rowe Price Associates, Inc. ("T. Rowe Price"), the Funds will require T. Rowe Price to pay all such fees and expenses.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund

PAGE 89
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 90
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 91
              AMENDMENT NO. 25 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, and September 16, 1993, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 3, 1993, by adding thereto the T. Rowe Price Latin America Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

PAGE 92
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

PAGE 93
             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT    FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 94
              AMENDMENT NO. 26 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, and November 3, 1993, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of March 1, 1994, by adding thereto the T. Rowe Price Equity Income Portfolio and T. Rowe Price New America Growth Portfolio, two separate series of the T. Rowe Price Equity Series, Inc. and T. Rowe Price International Stock Portfolio, a separate series of the T. Rowe Price International Series, Inc.

    Notwithstanding anything to the contrary herein, it is understood that the T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (collectively referred to as the "Funds") shall not be responsible for paying any of the fees or expenses set forth herein but that, in accordance with the Investment Management Agreements, dated March 1, 1994, between the Funds and T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. (collectively referred to as "T. Rowe Price"), the Funds will require T. Rowe Price to pay all such fees and expenses.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

PAGE 95
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

PAGE 96
             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio

PAGE 97
             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 98
              AMENDMENT NO. 27 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, and March 1, 1994, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 21, 1994, by adding thereto the T. Rowe Price Limited-Term Bond Portfolio, a separate series of the T. Rowe Price Fixed Income Series, Inc.

    Notwithstanding anything to the contrary herein, it is understood that the T. Rowe Price Fixed Income Series, Inc. (referred to as the "Fund") shall not be responsible for paying any of the fees or expenses set forth herein but that, in accordance with the Investment Management Agreement, dated April 21, 1994, between the Fund and T. Rowe Price Associates, Inc. (referred to as "T. Rowe Price"), the Fund will require T. Rowe Price to pay all such fees and expenses.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
PAGE 99
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund


PAGE 100
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

PAGE 101
             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 102
              AMENDMENT NO. 28 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, and April 21, 1994, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 27, 1994, by adding thereto the T. Rowe Price Personal Strategy Balanced Fund, T. Rowe Price Personal Strategy Growth Fund, and
T. Rowe Price Personal Strategy Income Fund, three separate series of the T. Rowe Price Personal Strategy Funds, Inc.

    Notwithstanding anything to the contrary herein, it is understood that the T. Rowe Price Personal Strategy Funds, Inc. (collectively referred to as the "Funds") shall not be responsible for paying any of the fees or expenses set forth herein but that, in accordance with the Investment Management Agreements, dated July 27, 1994, between the Funds and T. Rowe Price Associates, Inc. (referred to as "T. Rowe Price"), the Funds will require T. Rowe Price to pay all such fees and expenses.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

PAGE 103
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

PAGE 104
             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio

PAGE 105
             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund

                 T. Rowe Price Personal Strategy Income Fund

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 106
              AMENDMENT NO. 29 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, and April 21, 1994, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of July 27, 1994, by adding thereto the T. Rowe Price Personal Strategy Balanced Strategy Balanced Portfolio, a separate series of the T. Rowe Price Equity Series, Inc.

    Notwithstanding anything to the contrary herein, it is understood that the T. Rowe Price Personal Strategy Balanced Portfolio, a separate series of the T. Rowe Price Equity Series, Inc. (referred to as the "Fund) shall not be responsible for paying any of the fees or expenses set forth herein but that, in accordance with the Investment Management Agreement, dated July 27, 1994, between the Fund and T. Rowe Price Associates, Inc. (referred to as "T. Rowe Price"), the Fund will require T. Rowe Price to pay all such fees and expenses.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

PAGE 107
             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

PAGE 108
             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

PAGE 109
             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/
             ________________________________________
             By:

PAGE 110
              AMENDMENT NO. 30 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:

    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, and July 27, 1994 between
State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 21, 1994, by adding thereto the T. Rowe Price Value Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.


PAGE 111
             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

PAGE 112
             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT    FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

PAGE 113
             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             ________________________________________
             By:Carol C. Ayotte, Vice President

PAGE 114
              AMENDMENT NO. 31 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, and September
21, 1994 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 1, 1994, by adding thereto the T. Rowe Price Virginia Short-Term Tax-Free Bond Fund, a separate series of the T. Rowe Price State Tax-Free Income Trust.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

PAGE 115
             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

PAGE 116
             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT    FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund
PAGE 117
             T. ROWE PRICE VALUE FUND, INC.

             /s/Henry H. Hopkins
             ________________________________________
             By: Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             ________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 118
              AMENDMENT NO. 32 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, and November 1, 1994 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 2, 1994, by adding thereto the T. Rowe Price Capital Opportunity Fund, Inc. and the T. Rowe Price Emerging Markets Bond Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

PAGE 119
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

PAGE 120
             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT    FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund
PAGE 121
             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             /s/Henry H. Hopkins
             ________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             ________________________________________
             By:Carol C. Ayotte, Vice President

PAGE 122
              AMENDMENT NO. 33 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, and November 2, 1994 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of January 25, 1995, by adding thereto the T. Rowe Price Emerging Markets Stock Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

PAGE 123
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 124
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

PAGE 125
             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 126
              AMENDMENT NO. 34 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, and January 25, 1995,
between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of September 20, 1995, by adding thereto the T. Rowe Price Corporate Income Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

PAGE 127
             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

PAGE 128
             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT    FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM           U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

PAGE 129
             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.


             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 130
              AMENDMENT NO. 35 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, and October 11, 1995, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 1, 1995, by adding thereto the T. Rowe Price Global Stock Fund, a separate series of the T. Rowe Price International Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

PAGE 131
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 132
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT         FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM           U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio


PAGE 133
             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 134
              AMENDMENT NO. 36 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, and November 1, 1995, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of December 11, 1995, by adding thereto the T. Rowe Price Health Sciences Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund

             T. ROWE PRICE GROWTH & INCOME FUND, INC.

PAGE 135
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 136
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio


PAGE 137
             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 138
              AMENDMENT NO. 37 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, November 1, 1995, and December 11, 1995, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 24, 1996, by adding thereto the T. Rowe Price Mid-Cap Value Fund, Inc. and Mid-Cap Equity Growth Fund, a separate series of the Institutional Domestic Equity Funds, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund

PAGE 139
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 140
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio

PAGE 141
             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                 Mid-Cap Equity Growth Fund

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 142
              AMENDMENT NO. 38 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS

                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, November 1, 1995, December 11, 1995, and April 24, 1996, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of August 2, 1996, by adding thereto the T. Rowe Price Financial Services Fund, Inc., Mid-Cap Growth Portfolio, a separate series of the T. Rowe Price Equity Series, Inc. and Prime Reserve Portfolio, a separate series of the T. Rowe Price Fixed Income Series, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund
PAGE 143
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund
PAGE 144
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price Mid-Cap Growth Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

PAGE 145
             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio
                 T. Rowe Price Prime Reserve Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                 Mid-Cap Equity Growth Fund

             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 146
              AMENDMENT NO. 39 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, November 1, 1995, December 11, 1995, April 24, 1996, and August 2, 1996, between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 12, 1996, by adding thereto the T. Rowe Price Spectrum International Fund, a separate series of the T. Rowe Price Spectrum Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Short-Term Global Income Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund

PAGE 147
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 T. Rowe Price Maryland Tax-Free Bond Fund
                 T. Rowe Price Maryland Short-Term Tax-Free Bond
                 Fund
                 T. Rowe Price New York Tax-Free Bond Fund
                 T. Rowe Price New York Tax-Free Money Fund
                 T. Rowe Price Virginia Tax-Free Bond Fund
                 T. Rowe Price Virginia Short-Term Tax-Free Bond
                 Fund
                 T. Rowe Price New Jersey Tax-Free Bond Fund
                 T. Rowe Price Georgia Tax-Free Bond Fund
                 T. Rowe Price Florida Insured Intermediate Tax-
                 Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 T. Rowe Price California Tax-Free Bond Fund
                 T. Rowe Price California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund


PAGE 148
             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 T. Rowe Price U.S. Treasury Intermediate Fund
                 T. Rowe Price U.S. Treasury Long-Term Fund
                 T. Rowe Price U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 T. Rowe Price Spectrum Growth Fund
                 T. Rowe Price Spectrum Income Fund
                 T. Rowe Price Spectrum International Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price Mid-Cap Growth Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio
PAGE 149

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio
                 T. Rowe Price Prime Reserve Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                 Mid-Cap Equity Growth Fund

             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President

PAGE 150
            DATA ACCESS SERVICES ADDENDUM TO CUSTODIAN CONTRACT

             Agreement between each fund listed on Appendix A to the Custodian Contract (as defined below), as such Appendix A is amended from time to time (each such fund listed on Appendix A shall be individually referred to herein as the "Fund"), and State Street Bank and Trust Company ("State Street").


                                 PREAMBLE

             WHEREAS, State Street has been appointed as custodian of certain assets of the Fund pursuant to a certain Custodian Contract (the "Custodian Contract") dated as of September 28, 1987, and amended thereafter from time to time;

             WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street's proprietary Multicurrency HORIZONR Accounting System, in its role as custodian of the Fund, and maintains certain Fund-related data ("Fund Data") in databases under the control and ownership of State Street (the "Data Access Services"); and

             WHEREAS, State Street makes available to the Fund (and certain of the Fund' agents as set forth herein) certain Data Access Services solely for the benefit of the Fund, and intends to provide additional services, consistent with the terms and conditions of this Agreement.

             NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties agree as follows:

1.           SYSTEM AND DATA ACCESS SERVICES

             a. System. Subject to the terms and conditions of this Agreement and solely for the purpose of providing access to Fund Data as set forth herein, State Street hereby agrees to provide the Fund, or certain third parties approved by State Street that serve as the Fund's investment advisors, investment managers or fund accountants (the "Fund Accountants") or as the Fund's independent auditors (the "Auditor"), with access to State Street's Multicurrency HORIZONR Accounting System and the other information systems described in Attachment A (collectively, the "System") on a remote basis solely on the computer hardware, system software and telecommunication links described in Attachment B (the "Designated Configuration") or on any designated substitute or back-up equipment configuration

PAGE 151
consented to in writing by State Street, such consent not to be unreasonably withheld.

             b. Data Access Services. State Street agrees to make available to the Fund the Data Access Services subject to the terms and conditions of this Agreement and such data access operating standards and procedures as may be issued by State Street from time to time. The Fund shall be able to originate electronic instructions to State Street in order to (i) effect the transfer or movement of cash or securities held under custody by State Street or (ii) transmit accounting or other information (the transactions described in (i) and (ii) above are referred to herein as "Client Originated Electronic Financial Instructions"), and (iii) access data for the purpose of reporting and analysis, which shall all be deemed to be Data Access Services for purposes of this Agreement.

             c. Additional Services. State Street may from time to time agree to make available to the Fund additional Systems that are not described in the attachments to this Agreement. In the absence of any other written agreement concerning such additional systems, the term "System" shall include, and this Agreement shall govern, the Fund's access to and use of any additional System made available by State Street and/or accessed by the Fund.

2.           NO USE OF THIRD PARTY SYSTEMS-LEVEL SOFTWARE

             State Street and the Fund acknowledge that in connection with the Data Access Services provided under this Agreement, the Fund will have access, through the Data Access Services, to Fund Data and to functions of State Street's proprietary systems; provided, however that in no event will the Fund have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.           LIMITATION ON SCOPE OF USE

             a. Designated Equipment; Designated Locations. The System and the Data Access Services shall be used and accessed solely on and through the Designated Configuration at the offices of the Fund or the Fund Accountants in Baltimore, Maryland or Owings Mills, Maryland ("Designated Locations").

             b. Designated Configuration; Trained Personnel. State Street and the Fund shall be responsible for supplying, installing and maintaining the Designated Configuration at the Designated Locations. State Street and the Fund agree that each

PAGE 152
will engage or retain the services of trained personnel to enable both parties to perform their respective obligations under this Agreement. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

             c. Scope of Use. The Fund will use the System and the Data Access Services only for the processing of securities transactions, the keeping of books of account for the Fund and accessing data for purposes of reporting and analysis. The Fund shall not, and shall cause its employees and agents not to (i) permit any unauthorized third party to use the System or the Data Access Services, (ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement, (iii) use the System or the Data Access Services for any fund, trust or other investment vehicle), other than as set forth herein, without the prior written consent of State Street, (iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Fund) transmitted from State Street's databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Fund or (vi) modify the System in any way, including without limitation developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

             d. Other Locations. Except in the event of an emergency or of a planned System shutdown, the Fund's access to services performed by the System or to Data Access Services at the Designated Locations may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, the Fund may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. The Fund may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or



PAGE 153
devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

             e. Title. Title and all ownership and proprietary rights to the System, including any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

             f. No Modification. Without the prior written consent of State Street, the Fund shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Fund reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

             g. Security Procedures. The Fund shall comply with data access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. The Fund shall have access only to the Fund Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Fund shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Fund) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Contract.

             h. Inspections. State Street shall have the right to inspect the use of the System and the Data Access Services by the Fund, the Fund Accountants and the Auditor to ensure compliance with this Agreement. The on-site inspections shall be upon prior written notice to Fund, the Fund Accountants and the Auditor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Fund's or the Fund Accountants' or the Auditor respective businesses.

4.           PROPRIETARY INFORMATION

             a. Proprietary Information. The Fund acknowledges and State Street represents that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Fund by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of

PAGE 154
substantial value to State Street. Any and all such information provided by State Street to the Fund shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Fund agrees that it will hold such Proprietary Information in the strictest confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees or agents who are permitted access to the Proprietary Information to satisfy its obligations hereunder.
The Fund further acknowledges that State Street shall not be required to provide the Fund Accountants or the Auditor with access to the System unless it has first received from the Fund Accountants and the Auditor an undertaking with respect to State Street's Proprietary Information in the form of Attachment C and/or Attachment C-1 to this Agreement. The Fund shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

             b.  Cooperation.  Without limitation of the
foregoing, the Fund shall advise State Street immediately in the event the Fund learns or has reason to believe that any person to whom the Fund has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Agreement, and the Fund will, at its reasonable expense, cooperate with State Street in seeking injunctive or other equitable relief in the name of the Fund or State Street against any such person.

             c. Injunctive Relief. The Fund acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

             d. Survival. The provisions of this Section 4 shall survive the termination of this Agreement.

5.           LIMITATION ON LIABILITY

             a. Standard of Care and Limitation on Amount and Time for Bringing Action. State Street shall be held to a


PAGE 155
standard of reasonable care with respect to all of its duties and obligations under this Agreement. The Fund agrees that any liability of State Street to the Fund or any third party arising with respect to the System or State Street's provision of Data Access Services under this Data Access Services Addendum shall be limited to the amount paid by the Fund for the preceding 24 months for such services. In no event shall State Street be liable to the Fund or any other party pursuant to this Addendum for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of the terms of this Addendum may be brought by the Fund more than two years after the Fund has knowledge that the cause of action has arisen.

             b.  Limited Warranties.  NO OTHER WARRANTIES,
WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE
IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A
PARTICULAR PURPOSE, ARE MADE BY STATE STREET.

             c. Third-Party Data. Organizations from which State Street may obtain certain data included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

             d.  Regulatory Requirements.  As between State
Street and the Fund, the Fund shall be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

             e. Force Majeure. Neither party shall be liable for any costs or damages due to delay or nonperformance under this Data Access Services Addendum arising out of any cause or event beyond such party's control, including, without limitation, cessation of services hereunder or any damages resulting therefrom to the other party as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.           INDEMNIFICATION

             The Fund agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney's fees, (a "loss") suffered by State Street arising from
(i) the negligence or willful misconduct in the use by the Fund of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the

PAGE 156
Designated Locations or committed by the Fund's employees or agents or the Fund Accountants or the and Auditor, and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.           FEES

             Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the custody fee schedule in effect from time to time between the parties (the "Fee Schedule"). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Agreement, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by the Fund. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.           TRAINING, IMPLEMENTATION AND CONVERSION

             a. Training. State Street agrees to provide training, at a designated State Street training facility or at the Designated Locations, to the Fund's personnel in connection with the use of the System on the Designated Configuration. The Fund agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, sufficient time to enable all operators of the System and the Data Access Services, designated by the Fund, to receive the training offered by State Street pursuant to this Agreement.

             b. Installation and Conversion. State Street and the Fund shall be responsible for the technical installation and conversion ("Installation and Conversion") of the Designated Configuration. The Fund shall have the following responsibilities in connection with Installation and Conversion of the System:

             (i) The Fund shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Locations, and


PAGE 157
             (ii) State Street and the Fund each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Agreement.

9.           SUPPORT

             During the term of this Agreement, State Street agrees to provide the support services set out in Attachment D to this Agreement.

10.          TERM OF AGREEMENT

             a. Term of Agreement. This Agreement shall become effective on the date of its execution by State Street and shall remain in full force and effect until terminated as herein provided.

             b. Termination of Agreement. Either party may terminate this Agreement (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Fund or thirty (30) days' notice in the case of notice from the Fund to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Agreement by giving the other party written notice of termination. In the event the Fund shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Agreement and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Fund. This Agreement shall in any event terminate as to any Fund within ninety (90) days after the termination of the Custodian Contract.

             c.  Termination of the Right to Use.  Upon
termination of this Agreement for any reason, any right to use the System and access to the Data Access Services shall terminate and the Fund shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Agreement for any reason, the Fund shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either party terminates this Agreement or the Custodian Contract for any reason other than the Fund's breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon in writing by the parties.


PAGE 158
11.          MISCELLANEOUS

             a. Assignment; Successors. This Agreement and the rights and obligations of the Fund and State Street hereunder shall not be assigned by either party without the prior written consent of the other party, except that State Street may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

             b.  Survival.  All provisions regarding
indemnification, warranty, liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Agreement.

             c. Entire Agreement. This Agreement and the attachments hereto constitute the entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Agreement is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Contract or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver or any right hereunder shall be deemed to be a continuing waiver.

             d. Severability. If any provision or provisions of this Agreement shall be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

             e.  Governing Law.  This Agreement shall be
interpreted and construed in accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.







          THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

PAGE 159
                       Signature Page (page 1 of 4)


             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of September 28, 1987.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price International Funds, Inc.
T. Rowe Price International Bond Fund
T. Rowe Price International Stock Fund
T. Rowe Price International Discovery Fund
T. Rowe Price European Stock Fund
T. Rowe Price New Asia Fund
T. Rowe Price Global Government Bond Fund
T. Rowe Price Japan Fund
T. Rowe Price Short-Term Global Income Fund
T. Rowe Price Latin America Fund
T. Rowe Price Emerging Markets Bond Fund
T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Global Stock Fund

T. Rowe Price Growth & Income Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

PAGE 160
                       Signature Page (page 2 of 4)


T. Rowe Price Tax-Free High Yield Fund, Inc.

T. Rowe Price New America Growth Fund

T. Rowe Price Equity Income Fund

T. Rowe Price GNMA Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price State Tax-Free Income Trust
Maryland Tax-Free Bond Fund
Maryland Short-Term Tax-Free Bond Fund
New York Tax-Free Bond Fund
New York Tax-Free Money Fund
Virginia Tax-Free Bond Fund
Virginia Short-Term Tax-Free Bond Fund
New Jersey Tax-Free Bond Fund
Georgia Tax-Free Bond Fund
Florida Insured Intermediate Tax-Free Fund

T. Rowe Price California Tax-Free Income Trust
California Tax-Free Bond Fund
California Tax-Free Money Fund

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

Institutional International Funds, Inc.
Foreign Equity Fund

T. Rowe Price U.S. Treasury Funds, Inc.
U.S. Treasury Intermediate Fund
U.S. Treasury Long-Term Fund
U.S. Treasury Money Fund

T. Rowe Price Index Trust, Inc.
T. Rowe Price Equity Index Fund

PAGE 161
                       Signature Page (page 3 of 4)


T. Rowe Price Spectrum Fund, Inc.
Spectrum Growth Fund
Spectrum Income Fund

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Adjustable Rate U.S. Government Fund, Inc., now known as T. Rowe Price Short-Term U.S. Government Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price OTC Fund, Inc.
T. Rowe Price OTC Fund

T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Cash Reserves Fund
T. Rowe Price Summit Limited-Term Bond Fund
T. Rowe Price Summit GNMA Fund

T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Summit Municipal Money Market Fund
T. Rowe Price Summit Municipal Intermediate Fund
T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

PAGE 162
                       Signature Page (page 4 of 4)


T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Personal Strategy Funds, Inc.
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Value Fund, Inc.

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

Institutional Domestic Equity Funds, Inc.
Mid-Cap Equity Growth Fund


                 By T. Rowe Price Associates, Inc., as Treasurer for each of the foregoing

                                   /s/Carmen F. Deyesu
                 By:     ______________________________

                 Title:  ______________________________




                 STATE STREET BANK AND TRUST COMPANY

                                   /s/Ronald E. Logue
                 By:     ______________________________

                 Title:  Executive Vice President

PAGE 163
                               ATTACHMENT A


                 Multicurrency HORIZONR Accounting System
                        System Product Description


I. The Multicurrency HORIZONR Accounting System is designed to provide lot level portfolio and general ledger accounting for SEC and ERISA type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weekly and monthly evaluation services, (iii) portfolio performance and analytic services, (iv) customer's internal computing systems and (v) various State Street provided information services products.

II. GlobalQuestR GlobalQuestR is designed to provide customer access to the following information maintained on The Multicurrency HORIZONR Accounting System: 1) cash transactions and balances; 2) purchases and sales; 3) income receivables; 4) tax refund; 5) daily priced positions; 6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history; and 10) daily, weekly and monthly evaluation services.

III. HORIZONR Gateway. HORIZONR Gateway provides customers with the ability to (i) generate reports using information maintained on the Multicurrency HORIZONR Accounting System which may be viewed or printed at the customer's location;
(ii) extract and download data from the Multicurrency HORIZONR Accounting System; and (iii) access previous day and historical data. The following information which may be accessed for these purposes: 1) holdings; 2) holdings pricing; 3) transactions,
4) open trades;  5) income;  6) general ledger and  7) cash.

IV. State Street Interchange. State Street Interchange is an open information delivery architecture wherein proprietary communication products, data formats and workstation tools are replaced by industry standards and is designed to enable the connection of State Street's network to customer networks, thereby facilitating the sharing of information.

PAGE 164
                               ATTACHMENT C

                               Undertaking
                            (Fund Accountants)

             The undersigned understands that in the course of its employment as Fund Accountant to each fund listed on Appendix A (as amended from time to time) to that certain Custodian Contract dated as of September 28, 1987 (the "Fund"), it will have access to State Street Bank and Trust Company's Multicurrency HORIZON Accounting System and other information systems (collectively, the "System").

             The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company ("State Street") as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

             The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

             Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

PAGE 165
                                                  [The Fund Accountants]

                                                  By:  /s/David S. Middleton

                                                  Title:     Vice President

                                                  Date:      12/3/96

PAGE 166
                              ATTACHMENT C-1

                                Undertaking
                                 (Auditor)

             The undersigned understands that in the course of its employment as Auditor the funds listed on Appendix A which are audited by Price Waterhouse LLP (as amended from time to time) to that certain Custodian Contract dated as of September 28, 1987 (the "Fund") it will have access to State Street Bank and Trust Company's Multicurrency HORIZON Accounting System and other information systems (collectively, the "System").

             The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street Bank and Trust Company ("State Street") as part of the Data Access Services provided to the Fund and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

             The undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

             Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.

PAGE 167
                    [The Auditor]

                    By:  /s/D.E. Bender

                    Title:     Partner, Price Waterhouse LLP

                    Date: 12/11/96

PAGE 168
                                Undertaking
                                 (Auditor)

             The undersigned understands that in the course of its engagement as Independent Auditor to T. Rowe Price (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZON Accounting System (the "System").

             The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence (although the Undersigned may share it, as needed, with the Customer) and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

             The Undersigned will not intentionally and wrongfully attempt to intercept data, gain access to data in transmission, or attempt entry into any System files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

             Upon notice by State Street for any reason, any right to use the System shall terminate and the Undersigned shall immediately cease use of the System. Promptly upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of Proprietary Information in its possession, subject to the Undersigned's professional obligation to retain its workpaper record of its services to the Customer.

PAGE 169
                    /s/Coopers & Lybrand L.L.P.
                    COOPERS & LYBRAND L.L.P.

                    By:  /s/J.A. Carrier

                    Title:     Partner

                    Date:     2/19/97

PAGE 170
                               ATTACHMENT D
                                  Support

             During the term of this Agreement, State Street agrees to provide the following on-going support services:

             a. Telephone Support. The Fund Designated Persons may contact State Street's HORIZONR Help Desk and Fund Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Fund shall provide to State Street a list of persons who shall be permitted to contact State Street for assistance (such persons being referred to as the "Fund Designated Persons").

             b. Technical Support. State Street will provide technical support to assist the Fund in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

             c. Maintenance Support. State Street shall use commercially reasonable efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

             d. System Enhancements. State Street will provide to the Fund any enhancements to the System developed by State Street and made a part of the System; provided that State Street offer the Fund reasonable training on the enhancement. Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

             e. Custom Modifications. In the event the Fund desires custom modifications in connection with its use of the System, the Fund shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

PAGE 171
             f. Limitation on Support. State Street shall have no obligation to support the Fund's use of the System: (1) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Fund has modified the System in breach of this Agreement.

PAGE 172
              AMENDMENT NO. 40 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, November 1, 1995, December 11, 1995, April 24, 1996, August 2, 1996, and November 12, 1996,
between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of February 4, 1997, by adding thereto the Reserve Investment Funds, Inc., on behalf of its two separate portfolios, the Government Reserve Investment Fund and the Reserve Investment Fund.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund

PAGE 173
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 T. Rowe Price Maryland Tax-Free Bond Fund
                 T. Rowe Price Maryland Short-Term Tax-Free Bond
                 Fund
                 T. Rowe Price New York Tax-Free Bond Fund
                 T. Rowe Price New York Tax-Free Money Fund
                 T. Rowe Price Virginia Tax-Free Bond Fund
                 T. Rowe Price Virginia Short-Term Tax-Free Bond
                 Fund
                 T. Rowe Price New Jersey Tax-Free Bond Fund
                 T. Rowe Price Georgia Tax-Free Bond Fund
                 T. Rowe Price Florida Insured Intermediate Tax-
                 Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 T. Rowe Price California Tax-Free Bond Fund
                 T. Rowe Price California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

PAGE 174
             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 T. Rowe Price U.S. Treasury Intermediate Fund
                 T. Rowe Price U.S. Treasury Long-Term Fund
                 T. Rowe Price U.S. Treasury Money Fund

             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 T. Rowe Price Spectrum Growth Fund
                 T. Rowe Price Spectrum Income Fund
                 T. Rowe Price Spectrum International Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE SMALL-CAP STOCK FUND, INC., formerly known as T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price Small-Cap Stock Fund, formerly known as T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

PAGE 175
             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price Mid-Cap Growth Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio
                 T. Rowe Price Prime Reserve Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                 Mid-Cap Equity Growth Fund

             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

             RESERVE INVESTMENT FUNDS, INC.
                 Government Reserve Investment Fund
                 Reserve Investment Fund

                  /s/Henry H. Hopkins
             By:  ______________________________________
                  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

                  /s/Carol C. Ayotte
             By:  ______________________________________
                  Carol C. Ayotte, Vice President

PAGE 176
              AMENDMENT NO. 41 TO CUSTODIAN CONTRACT BETWEEN
                 STATE STREET BANK AND TRUST COMPANY AND
                          THE T. ROWE PRICE FUNDS


                           W I T N E S S E T H:


    The Custodian Contract of September 28, 1987, as amended
June 24, 1988, October 19, 1988, February 22, 1989, July 19,
1989, September 15, 1989, December 15, 1989, December 20, 1989,
January 25, 1990, February 21, 1990, June 12, 1990, July 18,
1990, October 15, 1990, February 13, 1991, March 6, 1991,
September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992,
January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994, September 21,
1994, November 1, 1994, November 2, 1994, January 25, 1995,
September 20, 1995, October 11, 1995, November 1, 1995, December 11, 1995, April 24, 1996, August 2, 1996, November 12, 1996, and
February 4, 1997 between State Street Bank and Trust Company and each of the Parties listed on Appendix A thereto is hereby further amended, as of April 24, 1997 by adding thereto the
T. Rowe Price Tax-Efficient Balanced Fund, Inc. and T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

             T. ROWE PRICE GROWTH STOCK FUND, INC.

             T. ROWE PRICE NEW HORIZONS FUND, INC.

             T. ROWE PRICE NEW ERA FUND, INC.

             T. ROWE PRICE NEW INCOME FUND, INC.

             T. ROWE PRICE PRIME RESERVE FUND, INC.

             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 T. Rowe Price International Bond Fund
                 T. Rowe Price International Stock Fund
                 T. Rowe Price International Discovery Fund
                 T. Rowe Price European Stock Fund
                 T. Rowe Price New Asia Fund
                 T. Rowe Price Global Government Bond Fund
                 T. Rowe Price Japan Fund
                 T. Rowe Price Latin America Fund
                 T. Rowe Price Emerging Markets Bond Fund
                 T. Rowe Price Emerging Markets Stock Fund
                 T. Rowe Price Global Stock Fund


PAGE 177
             T. ROWE PRICE GROWTH & INCOME FUND, INC.

             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
             INC.

             T. ROWE PRICE HIGH YIELD FUND, INC.

             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

             T. ROWE PRICE NEW AMERICA GROWTH FUND

             T. ROWE PRICE EQUITY INCOME FUND

             T. ROWE PRICE GNMA FUND

             T. ROWE PRICE CAPITAL APPRECIATION FUND

             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                 Maryland Tax-Free Bond Fund
                 Maryland Short-Term Tax-Free Bond Fund
                 New York Tax-Free Bond Fund
                 New York Tax-Free Money Fund
                 Virginia Tax-Free Bond Fund
                 Virginia Short-Term Tax-Free Bond Fund
                 New Jersey Tax-Free Bond Fund
                 Georgia Tax-Free Bond Fund
                 Florida Insured Intermediate Tax-Free Fund

             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
                 California Tax-Free Bond Fund
                 California Tax-Free Money Fund

             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                 Foreign Equity Fund

             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                 U.S. Treasury Intermediate Fund
                 U.S. Treasury Long-Term Fund
                 U.S. Treasury Money Fund

PAGE 178
             T. ROWE PRICE INDEX TRUST, INC.
                 T. Rowe Price Equity Index Fund

             T. ROWE PRICE SPECTRUM FUND, INC.
                 Spectrum Growth Fund
                 Spectrum Income Fund
                 Spectrum International Fund

             T. ROWE PRICE BALANCED FUND, INC.

             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND,
             INC., now known as T. ROWE PRICE SHORT-TERM U.S.
             GOVERNMENT FUND, INC.

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

             T. ROWE PRICE SMALL-CAP STOCK FUND, INC., formerly known as T. ROWE PRICE OTC FUND, INC.
                 T. Rowe Price Small-Cap Stock Fund, formerly known as T. Rowe Price OTC Fund

             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND
             FUND, INC.

             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

             T. ROWE PRICE SUMMIT FUNDS, INC.
                 T. Rowe Price Summit Cash Reserves Fund
                 T. Rowe Price Summit Limited-Term Bond Fund
                 T. Rowe Price Summit GNMA Fund

             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                 T. Rowe Price Summit Municipal Money Market
                 Fund
                 T. Rowe Price Summit Municipal Intermediate
                 Fund
                 T. Rowe Price Summit Municipal Income Fund

             T. ROWE PRICE EQUITY SERIES, INC.
                 T. Rowe Price Equity Income Portfolio
                 T. Rowe Price Mid-Cap Growth Portfolio
                 T. Rowe Price New America Growth Portfolio
                 T. Rowe Price Personal Strategy Balanced
                 Portfolio

             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                 T. Rowe Price International Stock Portfolio

PAGE 179
             T. ROWE PRICE FIXED INCOME SERIES, INC.
                 T. Rowe Price Limited-Term Bond Portfolio
                 T. Rowe Price Prime Reserve Portfolio

             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                 T. Rowe Price Personal Strategy Balanced Fund
                 T. Rowe Price Personal Strategy Growth Fund
                 T. Rowe Price Personal Strategy Income Fund

             T. ROWE PRICE VALUE FUND, INC.

             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

             T. ROWE PRICE CORPORATE INCOME FUND, INC.

             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

             T. ROWE PRICE MID-CAP VALUE FUND, INC.

             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                 Mid-Cap Equity Growth Fund

             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

             RESERVE INVESTMENT FUNDS, INC.
                 Government Reserve Investment Fund
                 Reserve Investment Fund

             /s/Henry H. Hopkins
             _____________________________________________
             By:  Henry H. Hopkins, Vice President


             STATE STREET BANK AND TRUST COMPANY

             /s/Carol C. Ayotte
             _____________________________________________
             By: Carol C. Ayotte, Vice President